UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2017

MPM HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-201338	47-1756080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road Waterford, NY 12188	(518) 233-3330
(Address of principal executive offices including zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

MPM Holdings Inc. (OTCQX: MPMQ) today announced that it has decided to postpone its planned initial public offering due to adverse market conditions. A copy of the News Release is being furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	News Release dated November 15, 2017 announcing postponement of MPM Holdings Inc.’s planned initial public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM HOLDINGS INC.

Date: November 17, 2017	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: November 17, 2017	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	News Release dated November 15, 2017 announcing postponement of MPM Holdings Inc.’s planned initial public offering